SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): January 29, 2004
                                                  ------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                      000-29053              04-2751645
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(State or other jurisdiction of   (Commission file number)  (IRS employer
       incorporation)                                        identification no.)


        8000 Lee Highway, Falls Church, VA                            22042
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     (Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                     ---------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)      Exhibits

          Number            Title
          ------            -----

          99.1            Press release dated January 29, 2004.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

     On January 29, 2004, YDI Wireless, Inc. (the "Company") issued a press release announcing financial results for its fourth quarter and year ended December 31, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            YDI WIRELESS, INC.


Dated: February 4, 2004                     By:    /s/ David L. Renauld
                                                 ----------------------
                                                 David L. Renauld
                                                 Vice President

                                  EXHIBIT INDEX


         Number            Title
         ------            -----

         99.1            Press release dated January 29, 2004.